UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2014

Date of Report (Date of earliest event reported)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Protective Life Corporation (“PLC”) held its Annual Meeting of Share Owners on May 12, 2014 (the “2014 Annual Meeting”).  The matters that were voted upon at the 2014 Annual Meeting, and the number of votes cast for, or against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below.

(1)         Election of Directors.

	Number of	Number of	Broker
Name of Director	Shares Voted For	Shares Against	Non-Votes
Robert O. Burton	66,432,177	110,313	5,788,587
Elaine L. Chao	66,422,922	135,922	5,788,587
Thomas L. Hamby	66,392,921	189,367	5,788,587
John D. Johns	60,180,594	6,396,637	5,788,587
Vanessa Leonard	66,410,458	143,520	5,788,587
Charles D. McCrary	66,366,190	228,934	5,788,587
John J. McMahon, Jr.	64,670,212	1,900,573	5,788,587
Hans H. Miller	66,440,420	108,580	5,788,587
Malcolm Portera	64,720,653	1,824,172	5,788,587
C. Dowd Ritter	56,245,721	10,315,883	5,788,587
Jesse J. Spikes	66,447,119	111,413	5,788,587
William A. Terry	66,417,917	141,598	5,788,587
W. Michael Warren, Jr.	64,753,493	1,827,713	5,788,587
Vanessa Wilson	66,419,591	133,934	5,788,587

The affirmative vote of a majority of the shares present at the 2014 Annual Meeting, in person or by proxy, and entitled to vote on the proposal, was required to elect each nominee for director.  Accordingly, each of the nominees for director set forth above was elected by the share owners, to serve until the next annual meeting of share owners or until he or she is succeeded by another qualified director who has been elected.

(2)         Advisory Vote Regarding the Compensation of the Named Executive Officers.

The share owners were asked to vote on the following advisory resolution:

“RESOLVED, that the Company’s share owners advise that they approve the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Share Owners pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the related discussion and materials.”

Votes For	Votes Withheld	Abstain	Broker Non-Votes
61,511,911	4,928,460	319,140	5,788,587

The affirmative vote of a majority of the shares present at the 2014 Annual Meeting, in person or by proxy, and entitled to vote on the proposal, was required to adopt the resolution set forth above.  Accordingly, the resolution set forth above was approved by the share owners.

(3)         Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Accountants for 2014.

Votes For	Votes Against	Abstain	Broker Non-Votes
70,368,679	2,004,752	174,667	0

The affirmative vote of a majority of the shares present at the 2014 Annual Meeting, in person or by proxy, and entitled to vote on the proposal, was required to ratify the appointment of PricewaterhouseCoopers LLP as Independent Accountants for 2014.  Accordingly, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Independent Accountants for 2014 was approved by the share owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION
(Registrant)

/s/ Steven G. Walker
Steven G. Walker
Senior Vice President, Controller
and Chief Accounting Officer

Dated: May 12, 2014